UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2013

ModusLink Global Solutions, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-35319	04-2921333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road

Waltham, Massachusetts 02451

(Address of Principal Executive Offices)

(781) 663-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On March 21, 2013 (the “Expiration Date”), pursuant to Section 7.1 of the Rights Agreement between ModusLink Global Solutions, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated March 21, 2012 (as amended to date, the “Agreement”), the rights to purchase Series B Junior Participating Preferred Stock of the Company (the “Rights”) expired at 5:00 p.m. (eastern time) and accordingly, there no longer will be any Rights associated with each outstanding share of the Company’s common stock and no person will have any rights pursuant to the Agreement.

The Expiration Date under the Agreement has no effect on the Company’s Tax Benefit Preservation Plan dated October 17, 2011 (as amended to date, the “Tax Plan”) or any of the rights to purchase the Company’s Series A Junior Participating Preferred Stock thereunder, all of which remains in full force and effect. Accordingly, any stock ownership limitations set forth in the Tax Plan also remain in full force and effect.

The foregoing summary is not a complete description of the Agreement and is qualified in its entirety by reference to the full text of the Agreement, a copy of which was filed with the Securities and Exchange Commission (the “SEC”) on Form 8-K on March 22, 2012 (incorporated herein by reference to Exhibit 4.1) and by reference to the full text of Amendment No. 1 thereto, a copy of which was filed with the SEC on Form 8-K on February 13, 2013 (incorporated herein by reference to Exhibit 4.2).

In addition, the foregoing summary is not a complete description of the Tax Plan and is qualified in its entirety by reference to the full text of the Tax Plan, a copy of which was filed with the SEC on Form 8-K on October 18, 2011 (incorporated herein by reference to Exhibit 4.3) and by reference to the full text of Amendment No. 1 thereto, a copy of which was filed with the SEC on Form 8-K on March 22, 2012 (incorporated herein by reference to Exhibit 4.4).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2013, in connection with the expiration of the Rights, the Company filed a Certificate of Elimination of the Company’s Series B Junior Participating Preferred Stock (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware, which became effective on its filing. The Certificate of Elimination (i) eliminated the previous designation of 140,000 shares of Series B Junior Participating Preferred Stock, none of which were outstanding at the time of filing and (ii) caused such shares of Series B Junior Participating Preferred Stock to resume the status of authorized but unissued shares of preferred stock of the Company.

The foregoing summary is not a complete description of the Certificate of Elimination and is qualified in its entirety by reference to the full text of the Certificate of Elimination filed as an exhibit hereto, which exhibit is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination of Series B Junior Participating Preferred Stock of ModusLink Global Solutions, Inc., dated March 26, 2013.

4.1	Rights Agreement, dated as of March 21, 2012, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC, which includes the Form of Certificate of Designations of Series B Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, filed with the SEC on March 22, 2012).

4.2	Amendment No. 1, dated as of February 11, 2013 to Rights Agreement, dated as of March 21, 2012, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, filed with the SEC on February 12, 2013).

4.3	Tax Benefit Preservation Plan, dated as of October 17, 2011, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC, which includes the Form of Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, the Form of Right Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C (incorporated by reference to Exhibit 4.1 of the registrant’s Current Report on Form 8-K, filed with the SEC on October 18, 2011).

4.4	Amendment No. 1, dated as of March 21, 2012 to Tax Benefit Preservation Plan, dated as of October 17, 2011, between ModusLink Global Solutions, Inc. and American Stock Transfer & Trust Company, LLC (incorporated by reference to Exhibit 4.2 of the registrant’s Current Report on Form 8-K, filed with the SEC on March 22, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODUSLINK GLOBAL SOLUTIONS, INC.

Date: March 26, 2013	By:	/s/ Peter L. Gray
	Name: Title:	Peter L. Gray Executive Vice President, Chief Administrative Officer, General Counsel and Secretary